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                                                                   EXHIBIT 10.31

                             LOGO LICENSE AGREEMENT

        THIS LOGO LICENSE AGREEMENT ("Agreement"), effective as of December 31, 2002, is by and between Western Financial Bank (the "Bank") and all of the following entities:

Westcorp                                   WFS Funding, Inc.
WFS Financial Inc.                         WFS Investments, Inc.
Western Consumer Products                  Westran Services Corporation
WFS Receivables Corporation                WestFin Insurance Agency, Inc.
WFS Receivables Corporation 2              Western Auto Investments, Inc.
WFS Receivables Corporation 3              Western Consumer Services, Inc.
WFS Financial Auto Loans, Inc.             Westhrift Life Insurance Entity, Inc.
Western Financial Auto Loans 2, Inc.       Western Reconveyance Entity, Inc.
The Hammond Company, The Mortgage Bankers  WFS Web Investments, Inc.

                   Individually referred to as the ("Entity")


        WHEREAS, the Bank is the owner of the trademark and logo (hereinafter called the "Marks") and registrations as set forth in Exhibit A to this Agreement.

        WHEREAS, each Entity is desirous of using the Marks in order to promote brand name recognition and customer loyalty.

        NOW, THEREFORE, in consideration of the foregoing and of the mutual promises hereinafter set forth, the parties agree as follows:

        1. Grant of License. The Bank grants to each Entity a nonexclusive, nontransferable, royalty-free license to use the Marks in connection with each Entity's marketing of its products including, but not limited to, the use of Marks on letterhead, business cards, and other forms of advertising. Each Entity accepts the license subject to the following terms and conditions.

        2. Ownership of Marks. Each Entity acknowledges the ownership of the Marks as those belonging to WFB and agrees that it will do nothing inconsistent with such ownership and that all use of the Marks by the Entity shall inure to the benefit of and be on behalf of WFB. Each Entity agrees that nothing in this Agreement shall give it any right, title or interest in the Marks other than the right to use the Marks in accordance with this Agreement and the Entity agrees that it will not attack the title of WFB to the Marks or attack the validity of this Agreement.

        3. Quality Standards; Form of Use. Each Entity agrees that the nature and quality of all goods sold by it under the Marks shall be of a high quality consistent with each Entity's current product line. The Entity agrees that all related advertising, promotional and other uses of the Marks by it including appropriate legends, and shall conform to any WFB guidelines.

        4. Quality Maintenance. Each Entity agrees to cooperate with the Bank in facilitating the Bank's verification of such nature and quality, to permit reasonable inspection of its operation, and to supply the Bank with specimens of all uses of the Marks upon request. Each Entity shall comply with all applicable laws and regulations and obtain all appropriate government approvals pertaining to the sale, distribution, export, import and advertising of goods and services covered by this Agreement.



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        5. Infringement Proceedings; No Warranty. Each Entity agrees to notify the Bank of any unauthorized use of the Marks by others promptly as it comes to its attention. The Bank shall have the sole right and discretion to bring or not bring infringement or unfair competition proceedings involving the Marks. The Bank makes no representations or warranties regarding the Marks, its rights therein, or the validity thereof.

        6. Observation of Corporate Formalities. Each Entity shall at all times observe the applicable legal requirements for the recognition of Entity as a corporate entity separate and apart from any other Entity, including without limitation the following:

                a. Each Entity shall maintain corporate records and books of account separate from those of the other Entity;

                b. Each Entity shall hold meetings of its Board of Directors as appropriate to authorize its corporate actions;

                c. Each Entity shall hold meetings of its shareholder(s) as appropriate and as required by applicable law in the jurisdiction in which organized to authorize its corporate actions;

                d. Each Entity shall file all reports required by the Secretary of State in any and all jurisdictions in which Entity is licensed or qualified, including the annual statement by whatever name denominated, in a timely manner; and

                e. Each Entity shall ensure that any applicable yearly franchise taxes are paid in a timely manner so as to maintain its corporate existence uninterrupted.

        6.1 Advertising. Each Entity will at all times hold itself out to the public as an entity separate from the other Entity and its advertising and marketing shall reflect such separate corporate existence.

        6.2 OTS Regulations. Each Entity shall comply with all applicable OTS regulations.

        7. Liability; Consultation with Counsel. With respect to the obligations hereunder, no Entity shall assume responsibility or liability with respect to the business or affairs of the other Entity except to the extent provided for in this Agreement. Each benefiting Entity under this Agreement ("Indemnitor") shall indemnify, defend and hold harmless the performing Entity against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies (collectively the "Claims), including without limitation interest penalties and attorney's fees, that such performing Entity shall incur or suffer, which arise, result from or relate to
(i) conduct by Indemnitor of its business and operations and (ii) breach by Indemnitor of its obligations pursuant to this Agreement. Notwithstanding anything contained herein to the contrary, Indemnitor's obligations pursuant to this section shall not be applicable to Claims arising directly from performing Entity's bad faith, gross negligence or willful misconduct. This Agreement shall create no right, benefit or privilege in favor of any person not a party hereto, and no person not a party hereto shall have any recourse against performing Entity



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for any advice, service or facility provided or omitted by performing Entity pursuant to this Agreement. Performing Entity may consult with legal counsel (who may also be counsel to Indemnitor) concerning any questions that may arise with respect to its duties and obligations hereunder, and it shall be fully protected in respect of any action taken or omitted by it hereunder in good faith reliance on any opinion of such counsel with respect to any such duty or obligation.

        8. Term. This Agreement shall continue in force and effect without terminations, subject to the Bank's right to revoke this license at any time and for any reason without being liable for any costs associated with the cancellation of the license.

        9. Effect of Termination. Within thirty (30) days of the termination of this Agreement each Entity agrees to discontinue all use of the Marks and any term confusingly similar thereto, and to delete the same from its corporate or business name, to cooperate with the Bank or its appointed agent to apply to the appropriate authorities to destroy all printed materials bearing any of the Marks, and that all rights in the Marks and the goodwill connected therewith shall remain the property of the Bank.

        10. Miscellaneous. It is agreed that this Agreement may be interpreted according to the internal laws of the State of California, United States of America excluding the body of law relating to the conflict of law. Venue for all disputes arising out of or related to this Agreement shall be the state and federal courts located in Orange County, California. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified, nor any provision waived, except by a writing signed by both parties. Any breach of the provisions of this Agreement could cause the Bank irreparable damage, and in case of any breach the Bank shall be entitled to obtain appropriate equitable relief. No Entity may assign, transfer or sublicense this Agreement nor any of the rights granted hereunder, except upon obtaining the Bank's prior written consent. Any such purported assignment, transfer or sublicense without such consent is void and shall be of no affect. This agreement may be executed in counterparts.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.


WESTERN FINANCIAL BANK                   WESTCORP

By:                                      By:
   ----------------------------------       ------------------------------------
       Marguerite Drew                          Thomas A. Wolfe
Title: Senior Vice President & Director  Title: President

Date:                                    Date:
     --------------------------------         ----------------------------------



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WFS FINANCIAL INC                        WESTERN CONSUMER PRODUCTS

By:                                      By:
   ----------------------------------       ------------------------------------
        Lee A. Whatcott                          Mark Marty
Title:  Senior Executive Vice             Title: President
        President, Chief Financial
        Officer & Chief
        Operating Officer

Date:                                    Date:
     --------------------------------         ----------------------------------

WFS RECEIVABLES CORPORATION              WFS RECEIVABLES CORPORATION 2

By:                                      By:
   ----------------------------------       ------------------------------------
       Keith Ford                               John Coluccio
Title: Assistant Vice President &        Title: President
       Secretary

Date:                                    Date:
     --------------------------------         ----------------------------------


WFS RECEIVABLES CORPORATION 3            WESTFIN SECURITIES CORPORATION

By:                                      By:
   ----------------------------------       ------------------------------------
       Keith Ford                               Lee A. Whatcott
Title: Assistant Vice President &        Title: Vice President
       Secretary

Date:                                    Date:
     --------------------------------         ----------------------------------

WFS FINANCIAL AUTO LOANS, INC            WFS FINANCIAL AUTO LOANS 2, INC.

By:                                      By:
   ----------------------------------       ------------------------------------
       John Coluccio                            Keith Ford
Title: President                         Title: Assistant Vice President &
                                                Secretary

Date:                                    Date:
     --------------------------------         ----------------------------------


WFS INVESTMENTS, INC.                    WFS FUNDING, INC.

By:                                      By:
   ----------------------------------       ------------------------------------
       J. Keith Palmer                          Keith Ford
Title: Vice President & Treasurer        Title: Assistant Vice President &
                                                Secretary

Date:                                    Date:
     --------------------------------         ----------------------------------



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WESTFIN INSURANCE AGENCY, INC.           WESTERN AUTO INVESTMENTS, INC.

By:                                      By:
   ----------------------------------       ------------------------------------
       Thomas A. Wolfe                          John Coluccio
Title: President                         Title: President

Date:                                    Date:
     --------------------------------         ----------------------------------


WESTERN CONSUMER SERVICES, INC.          WESTHRIFT LIFE INSURANCE COMPANY, INC.

By:                                      By:
   ----------------------------------       ------------------------------------
       Shelley M. Chase                         Lee A. Whatcott
Title: Vice President                    Title: President, Chief Financial
                                                Officer & Chief
                                                Operating Officer

Date:                                    Date:
     --------------------------------         ----------------------------------


WESTERN RECONVEYANCE COMPANY, INC.       WESTRAN SERVICES CORPORATION

By:                                      By:
   ----------------------------------       ------------------------------------
       Mark Olson                               Shelley M. Chase
Title: Vice President & Controller       Title: President

Date:                                    Date:
     --------------------------------         ----------------------------------

WFS WEB INVESTMENTS, INC.                THE HAMMOND COMPANY, THE
                                         MORTGAGE BANKERS, INC.

By:                                      By:
   ----------------------------------       ------------------------------------
       Thomas A. Wolfe                          Lee A. Whatcott
Title: President                         Title: Chief Financial Officer

Date:                                    Date:
     --------------------------------         ----------------------------------




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                                    EXHIBIT A


[WFS FINANCIAL LOGO]



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